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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K-A1

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        October 16, 1998
                         Date of Report
               (Date of Earliest Event Reported)

                 CHEROKEE MINERALS AND OIL, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                         02-23729                87-0575839
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                    8989 South Scofield Circle
                    Sandy, Utah 84093
            (Address of Principal Executive Offices)

                         (801)942-2912
                 Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          On November 12, 1998, the Registrant and Environmental Systems & Solutions, Inc., a Nevada corporation ("ESSI"), executed a Agreement and Plan of Reorganization (the "Plan") as outlined in the Letter of Intent between the Registrant and ESSI dated October 16, 1998 (see the 8-K Current Report dated October 16, 1998, Item 7, which has been previously filed with the Securities and Exchange Commission and which is incorporated herein by reference), whereby the Registrant, subject to the approval of persons owning not less than 80 percent of outstanding voting securities of ESSI, will acquire a controlling interest in ESSI, and ESSI will become a majority owned subsidiary of the Registrant; it is the intention of the Registrant to acquire all of the issued and outstanding voting securities of ESSI; however, the initial offer in a stock for stock exchange will be made only to "accredited investors" and the first 35 non-accredited investors who are stockholders of ESSI and who execute and deliver a copy of the Plan.

         No assurance can be given that the Plan will be completed as contemplated; and the recent filing by the Registrant of a DBA under the name of "Hydro-Maid International, Inc." and the change of its symbol from "CKMR" to "HYMA," "HYII," or "HYMI" (in order of preference), should in no way be considered to be any assurance that this Plan will be completed as contemplated. See Item 5.

Item 2.   Acquisition or Disposition of Assets.

          See Items 1 and 5.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          Even though the Plan between the Registrant and ESSI has not yet been completed, ESSI has consented to the Registrant's use of the name "Hydro-Maid International, Inc.," and the Registrant has filed a DBA under that name in the State of Nevada. The Registrant has also obtained a new CUSIP number, 44880F109, for this name; the Registrant has also requested the National Association of Securities Dealers, Inc. to effect a change in its symbol on the OTC Bulletin Board from "CKMR" to "HYMA," "HYII," or "HYMI" (in order of preference).

         If the Plan is completed, a Proxy Statement will be filed with the Securities and Exchange Commission and forwarded to stockholders, seeking formal stockholder approval of the name change.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

         10         Agreement and Plan of Reorganization
                         Exhibit A-List of ESSI Shareholders
                         Exhibit B-Letter of Intent*
                         Exhibit C-Schedule of Options and Contingent
                                  Issuance of Shares
                         Exhibit D-Exceptions
                         Exhibit E-ESSI Patents
                         Exhibit F-ESSI Bank Accounts
                         Exhibit G-Cherokee Exceptions
                         Exhibit H-Cherokee Financial Statements*
                         Exhibit I-Cherokee Bank Accounts
                         Exhibit J-Form of Power of Attorney

         99 Stockholders letter to ESSI's letter to Stockholders regarding the Plan

         8-K Current Report filed October 21, 1998*

                 Letter of Intent dated October 16, 1998, regarding
                    proposed reorganization

                 Press Release regarding same dated October 19, 1998

        10-QSB dated September 30, 1998*

        10-SB filed February 5, 1998 with the Securities and Exchange
        Commission*
                    Audited Financial Statements for the years ended December 31, 1997 and 1996

                    Initial Articles of Incorporation

                    Articles of Merger dated January 15, 1973

                    Certificate of Amendment to
                    Articles of Incorporation dated May 10, 1973 respecting name change

                    Certificate of Amendment to
                    Articles of Incorporation dated July 16, 1973
                    Setting Board of Director numbers

                    Certificate of Amendment to
                    Articles of Incorporation dated May 14, 1974 respecting name change and authorized capital

                    Certificate of Amendment to
                    Articles of Incorporation dated October 8, 1976 respecting name change

                    Certificate of Amendment to
                    Articles of Incorporation dated February 25,
                    1980 respecting name change

                    Certificate of Amendment to
                    Articles of Incorporation dated April 5, 1996 respecting reverse split

                    Certificate of Amendment to
                    Article of Incorporation dated January 29, 1998 respecting par value change

                    Financial Data Schedule

         * Incorporated herein by reference.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHEROKEE MINERALS AND OIL, INC.

Date: 12/9/98                 By:/s/Joe Johnson
                              --------------------------------------
                              Joe Johnson
                              President and Director


Date: 12/9/98                 By:/s/Melinda Johnson
                              --------------------------------------
                              Melinda Johnson
                              Treasurer and Director